UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    July 19, 2005

                          ON THE GO HEALTHCARE, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                      333-61538                 98-0231687
---------------             --------------------    -------------------
(State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On July 19, 2005, we entered into an agreement with to purchase all of the issued and outstanding shares of Infinity Technologies Inc. stock in exchange
for $3,120,000.00 (Canadian dollars).   The purchase price will be paid in a
combination of shares of restricted stock, cash and a promissory note for
$500,000.   The promissory note pays no interest and will be paid in three equal payments on January 15, 2006, February 15, 2006 and March 15, 2006.

The foregoing description of the terms and conditions of the acquisition and promissory note are qualified in their entirety by, and made subject to, the more complete information set forth in the Memorandum of Agreement and Promissory Note included on Form 8-K filed July 22, 2005 as Exhibits 2.1 and 4.1, respectively, and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial  statements  of  businesses  acquired:

        The financial statements required by this item are included herewith.

(b)  Pro  forma  financial  information:

        The financial statements required by this item are included herewith.

(c)  Exhibits:

EXHIBIT NUMBER          DESCRIPTION

2.1 Memorandum of Agreement between the Company and Elaine Abate, John Abate, Gerhard Schmid, Frank Abate, 1066865 Ontario Inc, and Infinity Technologies Inc., dated July 19, 2005 (included as Exhibit 2.1 to the Form 8-K filed on July 22, 2005, and incorporated herein by reference).

4.1 Promissory Note between the Company and Elaine Abate, John Abate, and Gerhard Schmid, dated July 19, 2005(included as Exhibit 4.1 to the
        Form 8-K filed on July 22, 2005, and incorporated herein by reference).

23.1    Consent of Independent Auditors


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                On The Go Healthcare, Inc
Date: September 29, 2005
                                By:  /s/ Stuart Turk
                                ------------------------------------
                                Stuart Turk
                                Chief Executive Officer and President

                         INFINITY TECHNOLOGIES INC.
                            Financial Statements
                              December 31, 2004
                             (Canadian Dollars)

                         INFINITY TECHNOLOGIES INC.

                                    INDEX
                              December 31, 2004

                             (Canadian Dollars)


                                                                         Page

INDEPENDENT AUDITORS' REPORT ..............................................F1


FINANCIAL STATEMENTS

Balance Sheet - Statement I ...............................................F2

Statement of Operations - Statement II ....................................F3

Statement of Shareholders' Equity - Statement III .........................F4

Statement of Cash Flows - Statement IV ....................................F5


NOTES TO FINANCIAL STATEMENTS ........................................F6 - F9


Index Unaudited June 30, 2005 Financial Statements........................F10

Index Unaudited Pro Forma Consolidated Balance Sheet and
  Statement of Loss July 31, 2005.........................................F19

                        INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders of
Infinity Technologies Inc.


We have audited the accompanying balance sheets of Infinity Technologies Inc. as at December 31, 2004 and 2003 and the statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit accounting to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at December 31, 2004 and 2003 and the results of its operations and its cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.





                                                    /s/Danziger & Hochman
                                                    ---------------------
Toronto, Ontario                                    Danziger & Hochman
September 16, 2005                                  Chartered Accountants

                                                                             F1

INFINITY TECHNOLOGIES INC.                                         Statement I
Balance Sheet
As at December 31, 2004 and 2003
(Canadian Dollars)



                                                          2004            2003
                                                  ------------     -----------

ASSETS
    Current
        Cash                                      $     35,709     $         -
        Accounts receivable                          5,125,714       5,411,486
        Prepaid expenses                                     -          24,654
        Inventories                                    189,926         274,185
        Deferred tax asset (note 5)                          -          43,600
                                                  ------------     -----------
                                                     5,351,349       5,753,925
                                                  ------------     -----------
    Property and equipment (note 3)                    153,821          98,586

                                                    $5,505,170      $5,852,511
                                                  ============     ===========

LIABILITIES
    Current
        Bank indebtedness (note 4)                $         -      $   715,843
        Accounts payable and accrued liabilities    4,288,100        3,979,123
        Current portion of long-term debt (note 6)     67,200           67,200
                                                  ------------     -----------
                                                    4,355,300        4,762,166

    Long-term debt (note 6)                            22,400           89,600
    Due to related parties (note 7)                    89,500           89,500
                                                  ------------     -----------
                                                    4,467,200        4,941,266
                                                  ------------     -----------
SHAREHOLDERS' EQUITY - Statement III

Capital stock (note 8)                                    100              100

Retained earnings                                   1,037,870          911,145
                                                  ------------     -----------
                                                    1,037,970          911,245
                                                  ------------     -----------
                                                   $5,505,170      $ 5,852,511
                                                  ============     ===========
Contingent liability (note 10)
                                                                             F2

INFINITY TECHNOLOGIES INC.                                         Statement II
Statement of Operations
For the Years Ended December 31, 2004 and 2003
(Canadian Dollars)

                                                          2004            2003
                                                  ------------     -----------

Sales                                              $24,426,801     $26,413,258

Cost of sales                                       21,253,866      23,109,445
                                                  ------------     -----------
Gross profit                                         3,172,935       3,303,813


Operating costs
    Selling and sales support                          943,794       1,055,379
    General and administrative                       1,956,871       1,768,523
    Advertising and promotion                           56,316          47,376
    Amortization of property and equipment              45,629          38,026
                                                  ------------     -----------
                                                     3,002,610       2,909,304
                                                  ------------     -----------
Income before income taxes                             170,325         394,509
                                                  ------------     -----------
Income taxes - current                                  43,600         130,586
                                                  ------------     -----------
Net income for the year                          $     126,725   $     263,923
                                                  ============     ===========
Net income per share                             $    1,267.25   $    2,639.23
                                                  ============     ===========
Weighted average number of common shares
    outstanding (note 11)                                  100             100
                                                  ============     ===========

                                                                             F3

INFINITY TECHNOLOGIES INC.                                        Statement III
Statement of Shareholders' Equity
For the Years Ended December 31, 2004 and 2003
(Canadian Dollars)



                                                Common    Retained
                                                Stock     Earnings        Total
                                                -----  -----------  -----------

Balance, December 31, 2002                      $ 100  $   647,222  $   647,322

Net income for the year - Statement II              -      263,923      263,923
                                                -----  -----------  -----------
Balance, December 31, 2003                        100      911,145      911,245

Net income for the year - Statement II              -      126,725      126,725
                                                -----  -----------  -----------

Balance, December 31, 2004                      $ 100  $ 1,037,870  $ 1,037,970
                                                =====  ==========-  ===========

                                                                             F4

INFINITY TECHNOLOGIES INC.                                         Statement IV
Statement of Cash Flows
For the Years Ended December 31, 2004 and 2003
(Canadian Dollars)

                                                             2004         2003
                                                     ------------    ---------
CASH PROVIDED BY (USED IN)
    OPERATING ACTIVITIES
        Net income for the year - Statement II          $ 126,725     $263,923
        Adjustments to reconcile net income to net
            cash provided by operating activities
                Amortization of property and equipment     45,629       38,026
                Accounts receivable                       285,772     (582,440)
                Deferred tax asset                         43,600      130,586
                Income taxes payable                            -     ( 36,803)
                Prepaid expenses                           24,654     (  7,356)
                Inventories                                84,259     ( 70,718)
                Accounts payable and accrued liabilities  308,977     (550,739)
                                                     ------------    ---------
    Net cash provided by (used in) operating activities   919,616     (815,521)
                                                     ------------    ---------

    CASH FLOWS USED IN INVESTING ACTIVITIES
        Purchase of property and equipment               (100,864)    (  8,867)
                                                     ------------    ---------
    Net cash (used in) investing activities              (100,864)    (  8,867)
                                                     ------------    ---------

    CASH FLOWS PROVIDED BY (USED IN) FINANCING
        ACTIVITIES
        Repayment of long-term debt                      ( 67,200)    ( 44,800)
                                                     ------------    ---------
    Net cash provided by (used in) financing activities  ( 67,200)    ( 44,800)
                                                     ------------    ---------
NET INCREASE (DECREASE) IN CASH DURING THE YEAR           751,552     (869,188)

CASH (BANK INDEBTEDNESS), BEGINNING OF YEAR              (715,843)     153,345
                                                     ------------    ---------
CASH (BANK INDEBTEDNESS), END OF YEAR                   $  35,709    ($715,843)
                                                     ============    =========


                                                                             F5

INFINITY TECHNOLOGIES INC.
Notes to Financial Statements
As at December 31, 2004
(Canadian Dollars)



1.      BACKGROUND INFORMATION

        Nature of Operations

        The Company was incorporated on March 10, 1988 under the Ontario Business Corporations Act and is a wholly-owned subsidiary of 1066865 Ontario Inc. The Company is in the business of computer hardware and software sales, service and consulting.


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Accounting Principles

        The Company's accounting and reporting policies conform to generally accepted accounting principles and industry practice in the United States. The financial statements are prepared in Canadian dollars.

        Fair Value of Financial Instruments

        The Company's estimate of the fair value of cash, accounts receivable, bank indebtedness, accounts payable and accrued liabilities, long term debt and due to related parties approximates the carrying value.

        Inventories

        Inventories are stated at the lower of cost (determined on a weighted average basis) and replacement cost. Inventories are comprised of finished goods.

        Property and equipment

        Property and equipment are stated at the lower of cost, net of accumulated amortization and net recoverable amount. Property and equipment are amortized over their estimated useful lives. The annual rates and methods used are as follows:

        Furniture                       20% declining balance
        Equipment                       30% declining balance
        Computer hardware               30% declining balance
        Computer software               30% declining balance
        Leasehold improvements          straight-line over the lease term

        Income Taxes

        The Company accounts for its income taxes under the liability method specified by Statement of Financial Accounting Standards (SFAS) No.109, Accounting for Income Taxes. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of asset and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities.
                                                                             F6

INFINITY TECHNOLOGIES INC.
Notes to Financial Statements
As at December 31, 2004
(Canadian Dollars)


2.      SUMMARY OF SIGNIFICANT ACCOUNT POLICIES (continued)

        Comprehensive Income

        The Company has adopted Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income", which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners or distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under the current accounting standards as a component of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. Comprehensive income is displayed in the statement of shareholder's equity and in the balance sheet as a component of shareholder's equity.

        Use of Estimates

        The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.


3.      PROPERTY AND EQUIPMENT

                                           Accumulated       2004         2003
                                    Cost  Amortization        Net          Net

        Furniture               $ 32,304     $  21,699  $  10,605    $  13,256
        Equipment                 44,165        33,319     10,846        2,307
        Computer hardware        201,209       107,756     93,453       24,214
        Computer software        100,187        73,289     26,898       41,639
        Leasehold improvements    29,467        17,448     12,019       17,170
                                --------     ---------  ---------    ---------
                                $407,332      $253,511   $153,821    $  98,586
                                ========     =========  =========    =========


4.      BANK INDEBTEDNESS

        The Company has an operating facility with the Royal Bank of Canada of up to $650,000 bearing interest at the bank's prime lending rate plus 2.25%. The facility is secured by a general security agreement covering all assets of the Company and personal guarantees by two of the Company's officers supported by bank deposits and real property. As at December 31, 2004, the Company had drawn $nil (2003 - $235,000).

                                                                             F7

INFINITY TECHNOLOGIES INC.
Notes to Financial Statements
As at December 31, 2004
(Canadian Dollars)

5.      INCOME TAXES

        The approximate income tax effect of the temporary differences comprising the net deferred tax asset is approximately as follows:

                                                        2004             2003
                                                    --------        ---------
        Non-capital losses carried forward          $      -        $ 198,256
        Enacted tax rate - 22%
        Deferred tax asset                                 -           43,600
        Less:  Valuation allowance                         -                -
                                                    --------        ---------
        Net deferred tax asset                      $      -        $  43,600
                                                    ========        =========

        In assessing the realizability of future tax assets, management considers whether it is more likely than not that some portion or all of the future tax assets will not be realized. The ultimate realization of future tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of future tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

        Reconciliation of the statutory Canadian federal income tax to the Company's effective tax:

                                                        2004            2003
                                                    --------       ---------
        Provision at federal statutory rate             22.1            24.1
        Provincial taxes                                14.0            12.5
        Non-deductible expenses and other                3.4             5.3
        Small business deduction                       (17.5)         (  8.8)
                                                    ---------       ---------
        Effective tax rate                              22.0%           33.1%
                                                    =========       =========
6.      LONG-TERM DEBT

                                                        2004            2003
                                                    --------        ---------
        Bank loan, secured, requiring monthly
          principal repayments of $5,600 plus
          interest, bearing interest at the
          daily floating base interest rate
          plus 3% per annum plus additional
          interest in the form of a royalty
          on sales equal to 0.0561% of its
          gross sales, due April 2006.             $  89,600        $156,800
        Less:  Current portion                        67,200          67,200
                                                    --------        --------
                                                   $  22,400        $ 89,600
                                                    ========        ========

        The loan is secured by a general security agreement providing subordinated security on all of the Company's assets, a joint and several guarantees by two of the Company's officers for 25% of the loan outstanding, the assignment of $400,000 life insurance on two of the Company's officers, and the assignment of shareholder's loans totaling $89,500 (note 7). During the year, principal repayments of $67,200 were made on this loan and interest expense amounted to $11,364 (2003 - $17,356).
                                                                              F8

INFINITY TECHNOLOGIES INC.
Notes to Financial Statements
As at December 31, 2004
(Canadian Dollars)


7.      RELATED PARTY TRANSACTIONS

        The amount of $89,500 (2003 - $89,500) due to the shareholders of the parent company, 1066865 Ontario Inc., is non-interest bearing and has no fixed repayment terms. The amount due to shareholders is subordinated in accordance with an assignment of shareholder's loans.


8.      CAPITAL STOCK

        Authorized
            Unlimited common shares, voting
            Unlimited Series A, preferred shares, non-voting, with a 9%
              non-cumulative dividend
            Unlimited Series B, preferred shares, non-voting

        Issued
                                                        2004              2003
                                                       -----             -----
        100 common shares (2003 - 100)                  $100              $100
                                                       =====             =====

9.      LEASE COMMITMENTS

        The Company is committed under operating leases for an automobile and certain equipment. The aggregate minimum annual rentals under these arrangements are approximately as follows:

                2005    $14,000
                2006    $12,000


10.     CONTINGENT LIABILITY

        A legal action has been initiated against the Company for breach of a rental agreement in the amount of $82,000. The ultimate outcome and loss are not determinable at this time. An amount of $30,000 has been provided for in these financial statements with respect to this claim. Any additional loss, if any, sustained on the ultimate resolution of this claim will be accounted for in the year of settlement.


11.     BASIC NET INCOME PER SHARE

        Basic net income per share figures are calculated using the weighted average number of common shares outstanding computed on a daily basis.

                                                                             F9

                          INFINITY TECHNOLOGIES INC.
                       Unaudited Financial Statements
                                 June 30, 2005
                              (Canadian Dollars)

                          INFINITY TECHNOLOGIES INC.

                                     INDEX
                                 June 30, 2005
                               (Canadian Dollars)


                                                                         Page


 FINANCIAL STATEMENTS

 Unaudited Balance Sheet - Statement I ....................................F11

 Unaudited Statement of Operations - Statement II .........................F12

 Unaudited Statement of Shareholders' Equity - Statement III ..............F13

 Unaudited Statement of Cash Flows - Statement IV .........................F14


 NOTES TO FINANCIAL STATEMENTS ......................................F15 - F18




                                                                            F10

 INFINITY TECHNOLOGIES INC.                                         Statement I
 Unaudited Balance Sheet
 As At June 30, 2005
 (Canadian Dollars)


                                                       June 30,    December 31,
                                                           2005            2004
                                                   ------------     -----------

 ASSETS
     Current
         Cash                                      $    517,430     $    35,709
         Accounts receivable                          3,356,196       5,125,714
         Income taxes recoverable                        36,238               -
         Prepaid expenses                                18,564               -
         Inventories                                    370,479         189,926
                                                   ------------     -----------
                                                      4,298,907       5,351,349

     Property and equipment (note 3)                    153,137         153,821
                                                   ------------     -----------
                                                     $4,452,044     $ 5,505,170
                                                   ============     ===========

 LIABILITIES
     Current
         Accounts payable and accrued liabilities    $3,570,206     $ 4,288,100
         Current portion of long-term debt (note 6)      56,000          67,200
                                                   ------------     -----------
                                                      3,626,206       4,355,300

     Long-term debt (note 6)                                  -          22,400
     Due to related parties (note 7)                     89,500          89,500
                                                   ------------     -----------
                                                      3,715,706       4,467,200
                                                   ------------     -----------

 SHAREHOLDERS' EQUITY - Statement III

 Capital stock (note 8)                                     100             100

 Retained earnings                                      736,238       1,037,870
                                                   ------------     -----------
                                                        736,338       1,037,970
                                                   ------------     -----------
                                                     $4,452,044     $ 5,505,170
                                                   ============     ===========

                                                                             F11

 INFINITY TECHNOLOGIES INC.                                         Statement II
 Unaudited Statement of Operations
 For The Six Months Ended June 30, 2005
 (Canadian Dollars)

                                                    For The Six         For The
                                                   Months Ended      Year Ended
                                                  June 30, 2005   Dec. 31, 2004
                                                  -------------   -------------

 Sales                                             $ 11,987,614    $ 24,426,801

 Cost of sales                                       10,234,049      21,253,866
                                                  -------------   -------------
 Gross profit                                         1,753,565       3,172,935
                                                  -------------   -------------

 Operating costs
     Selling and sales support                          521,558         943,794
     General and administrative                       1,528,495       1,956,871
     Advertising and promotion                           15,816          56,316
     Amortization of property and equipment              25,566          45,629
                                                  -------------   -------------
                                                      2,091,435       3,002,610
                                                  -------------   -------------
 Income before income taxes                            (337,870)        170,325
                                                  -------------   -------------
 Income taxes - current                                 (36,238)         43,600
                                                  -------------   -------------
 Net income (loss) for the period                 ($    301,632)   $    126,725
                                                  =============    ============
 Net income (loss) per share for the period       ($   3,016.32)   $   1,267.25
                                                  =============    ============
 Weighted average number of common shares
     outstanding (note 9)                                   100             100
                                                  =============    ============

                                                                            F12

 INFINITY TECHNOLOGIES INC.                                       Statement III
 Unaudited Statement of Shareholders' Equity
 For the Six Months Ended June 30, 2005
 (Canadian Dollars)



                                                 Common    Retained
                                                 Stock     Earnings       Total
                                                 -----  ----------- -----------
 Balance, December 31, 2003                        100      911,145     911,245

 Net income for the year - Statement II              -      126,725     126,725
                                                 -----  ----------- -----------
 Balance, December 31, 2004                        100    1,037,870   1,037,970

 Net income (loss) for the period - Statement II     -    ( 301,632)  ( 301,632)
                                                 -----  ----------- -----------
 Balance, June 30, 2005  $                         100   $  736,238  $  736,338
                                                 =====  =========== ===========

                                                                            F13

 INFINITY TECHNOLOGIES INC.                                        Statement IV
 Unaudited Statement of Cash Flows
 For the Six Months Ended June 30, 2005
 (Canadian Dollars)

                                                      For The Six       For The
                                                     Months Ended    Year Ended
                                                    June 30, 2005  Dec.31, 2004
                                                    -------------  ------------

 CASH PROVIDED BY (USED IN)
     OPERATING ACTIVITIES
         Net income (loss) for the period - Statement II ($301,632) $ 126,725 Adjustments to reconcile net income to net cash provided by operating activities
                 Amortization of property and equipment     25,566      45,629
                 Accounts receivable                     1,769,518     285,772
                 Deferred tax asset                              -      43,600
                 Income taxes recoverable                  (36,238)          -
                 Prepaid expenses                          (18,564)     24,654
                 Inventories                              (180,553)     84,259
                 Accounts payable and accrued liabilities (717,895)    308,977
                                                        ----------- ----------
     Net cash provided by (used in) operating activities   540,202     919,616
                                                        ----------- ----------

     CASH FLOWS USED IN INVESTING ACTIVITIES
         Purchase of property and equipment               ( 24,881)   (100,864)
                                                        ----------- ----------
     Net cash (used in) investing activities              ( 24,881)   (100,864)
                                                        ----------- ----------

     CASH FLOWS PROVIDED BY (USED IN) FINANCING
         ACTIVITIES
         Repayment of long-term debt                      ( 33,600)   ( 67,200)
                                                        ----------- ----------
     Net cash provided by (used in) financing activities  ( 33,600)   ( 67,200)
                                                        ----------- ----------
 NET INCREASE IN CASH DURING THE PERIOD                    481,721     751,552

 CASH (BANK INDEBTEDNESS), BEGINNING OF PERIOD              35,709    (715,843)
                                                        ----------- ----------
 CASH, END OF PERIOD                                     $ 517,430   $  35,709
                                                        =========== ==========

                                                                            F14

 INFINITY TECHNOLOGIES INC.
 Notes to Unaudited Financial Statements
 As at June 30, 2005
 (Canadian Dollars)



 1.      BACKGROUND INFORMATION

         Nature of Operations

         The Company was incorporated on March 10, 1988 under the Ontario Business Corporations Act and is a wholly-owned subsidiary of 1066865 Ontario Inc. The Company is in the business of computer hardware and software sales, service and consulting.


 2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Accounting Principles

         The Company's accounting and reporting policies conform to generally accepted accounting principles and industry practice in the United States. The financial statements are prepared in Canadian dollars.

         Fair Value of Financial Instruments

         The Company's estimate of the fair value of cash, accounts receivable, bank indebtedness, accounts payable and accrued liabilities, long term debt and due to related parties approximates the carrying value.

         Inventories

         Inventories are stated at the lower of cost (determined on a weighted average basis) and replacement cost. Inventories are comprised of finished goods.

         Property and equipment

         Property and equipment are stated at the lower of cost, net of accumulated amortization and net recoverable amount. Property and equipment are amortized over their estimated useful lives. The annual rates and methods used are as follows:

         Furniture                       20% declining balance
         Equipment                       30% declining balance
         Computer hardware               30% declining balance
         Computer software               30% declining balance
         Leasehold improvements          straight-line over the lease term

         Income Taxes

         The Company accounts for its income taxes under the liability method specified by Statement of Financial Accounting Standards (SFAS)
         No. 109, Accounting for Income Taxes. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of asset and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities.

                                                                            F15

 INFINITY TECHNOLOGIES INC.
 Notes to Unaudited Financial Statements
 As at June 30, 2005
 (Canadian Dollars)


 2.      SUMMARY OF SIGNIFICANT ACCOUNT POLICIES (continued)

         Comprehensive Income

         The Company has adopted Statement of Financial Accounting
         Standards No. 130 ("SFAS 130"), "Reporting Comprehensive
         Income", which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners or distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under the current accounting standards as a component of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. Comprehensive income is displayed in the statement of shareholder's equity and in the balance sheet as a component of shareholder's equity.

         Use of Estimates

         The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.


 3.      PROPERTY AND EQUIPMENT
                                                           June 30,    Dec. 31,
                                             Accumulated       2005        2004
                                    Cost    Amortization        Net         Net

         Furniture             $  32,304       $  22,760  $   9,544    $  10,605
         Equipment                44,165          34,946      9,219       10,846
         Computer hardware       224,591         124,024    100,567       93,453
         Computer software       101,687          77,324     24,363       26,898
         Leasehold improvements   29,467          20,023      9,444       12,019
                               ---------    ------------  ---------    ---------
                               $ 432,214        $279,077  $ 153,137    $ 153,821
                               =========    ============  =========    =========


 4.      BANK INDEBTEDNESS

         The Company has an operating facility with the Royal Bank of Canada of up to $650,000 bearing interest at the bank's prime lending rate plus 2.25%. The facility is secured by a general security agreement covering all assets of the Company and personal guarantees by two of the Company's officers supported by bank deposits and real property. As at June 30, 2005, the Company had drawn $nil
         (December 31, 2004 - $nil).



                                                                            F16

 INFINITY TECHNOLOGIES INC.
 Notes to Unaudited Financial Statements
 As at June 30, 2005
 (Canadian Dollars)

 5.      INCOME TAXES

         The approximate income tax effect of the temporary differences comprising the net deferred tax asset is approximately as follows:


                                                June 30, 2005    Dec. 31, 2004
                                                -------------    -------------
         Non-capital losses carried forward         $ 168,031         $      -
                                                -------------    -------------
         Enacted tax rate - 30.7%
         Deferred tax asset                         $  51,586         $      -
         Less:  Valuation allowance                    51,586                -
                                                -------------    -------------
         Net deferred tax asset                     $       -         $      -
                                                =============    =============

         In assessing the realizability of future tax assets, management considers whether it is more likely than not that some portion or all of the future tax assets will not be realized. The ultimate realization of future tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of future tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

         Reconciliation of the statutory Canadian federal income tax to the Company's effective tax:


                                                June 30, 2005    Dec. 31, 2004
                                                -------------    -------------
         Provision at federal statutory rate             22.1            22.1
         Provincial taxes                                14.0            14.0
         Non-deductible expenses and other                3.4             3.4
         Small business deduction                      (  8.8)          (17.5)
                                                --------------   -------------
         Effective tax rate                              30.7%           22.0%
                                                ==============   =============

 6.      LONG-TERM DEBT


                                                June 30, 2005    Dec. 31, 2004
                                                -------------    -------------
         Bank loan, secured, requiring monthly
           principal repayments of $5,600 plus
           interest, bearing interest at the
           daily floating base interest rate
           plus 3% per annum plus additional
           interest in the form of a royalty
           on sales equal to 0.0561% of its
           gross sales, due April 2006.             $  56,000       $  89,600
         Less:  Current portion                        56,000          67,200
                                                -------------    ------------
                                                    $       -       $  22,400
                                                =============    ============

         The loan is secured by a general security agreement providing subordinated security on all of the Company's assets, a joint and several guarantees by two of the Company's officers for 25% of the loan outstanding, the assignment of $400,000 life insurance on two of the Company's officers, and the assignment of shareholder's loans totaling $89,500 (note 7). During the period, principal repayments of $33,600 were made on this loan and interest expense amounted to $6,986 (December 31, 2004 - $11,364).


                                                                            F17

 INFINITY TECHNOLOGIES INC.
 Notes to Unaudited Financial Statements
 As at June 30, 2005
 (Canadian Dollars)


 7.      RELATED PARTY TRANSACTIONS

         The amount of $89,500 (2003 - $89,500) due to the parent company, 1066865 Ontario Inc., is non-interest bearing and has no fixed repayment terms. The amount is subordinated in accordance with an assignment of shareholder's loans.


 8.      CAPITAL STOCK

         Authorized
             Unlimited common shares, voting
             Unlimited Series A, preferred shares, non-voting, with a
               9% non-cumulative dividend
             Unlimited Series B, preferred shares, non-voting

         Issued

                                                   June 30, 2005   Dec.31, 2004
                                                   -------------   ------------
         100 common shares (December 31, 2004 - 100)        $100           $100
                                                   =============   ============


 9.      BASIC NET INCOME PER SHARE

         Basic net income per share figures are calculated using the weighted average number of common shares outstanding computed on a daily basis.

                                                                            F18

                           ON THE GO HEALTHCARE, INC.
                       Unaudited Pro Forma Consolidated
                     Balance Sheet and Statement of Loss
                                July 31, 2005
                         (United States Dollars)



                                                                         Page



FINANCIAL STATEMENTS

INDEX

  Unaudited Pro Forma Consolidated Balance Sheet
   As At July 31, 2005......................................................F20

  Unaudited Pro Forma Consolidated Statement of Loss
    For The Year Ended July 31, 2005........................................F20


  Unaudited Pro Forma Consolidation of On The Go Healthcare Inc.
    and Infinity Technologies Inc.  Balance Sheets
      As At July 31, 2005 ..................................................F21

  Unaudited Pro Forma Consolidation of On The Go Healthcare Inc.
    and Infinity Technologies Inc.  Statement of Loss
      For The Year Ended July 31, 2005 .....................................F22


NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS..............F23 - F24

REPORT .....................................................................F25


                                                                            F19

SCHEDULE B
                          ON THE GO HEALTHCARE, INC.
                       Unaudited Pro Forma Consolidated
                     Balance Sheet and Statement of Loss
                                July 31, 2005
                         (United States Dollars)

ON THE GO HEALTHCARE, INC.
Unaudited Pro Forma Consolidated Balance Sheet
As At July 31, 2005
(United States Dollars)


ASSETS
    Current                                                     $  5,938,658
    Property and equipment                                           459,634
    Investment in Vital Products Inc.                                245,902
    Intangibles                                                    2,362,625
                                                               -------------
                                                                $  9,006,819
                                                                -------------

LIABILITIES
    Current                                                     $  7,556,725
    Advances from related parties                                     62,170
                                                               -------------
                                                                   7,618,895
                                                               -------------

SHAREHOLDERS' EQUITY
Share capital                                                         11,691
Additional paid in capital                                         5,517,570
Deficit                                                           (4,141,337)
                                                                -------------
                                                                   1,387,924
                                                                -------------
                                                                $  9,006,819
                                                                -------------


Unaudited Pro Forma Consolidated Statement of Loss
For The Year Ended July 31, 2005
(United States Dollars)


REVENUE                                                         $ 24,097,843
                                                                -------------

EXPENSES
    Cost of sales                                                 20,695,457
    General and administrative                                     3,511,364
    Amortization                                                      60,466
    Income tax (recovery)                                            (26,110)
                                                                -------------
                                                                  24,241,177
                                                                -------------
NET LOSS FOR THE YEAR                                          ($    143,334)
                                                                -------------

                                                                            F20

SCHEDULE C
ON THE GO HEALTHCARE, INC.
Unaudited Pro Forma Consolidation of On The Go Healthcare Inc. and Infinity
  Technologies Inc.
Balance Sheets
As At July 31, 2005
(United States Dollars)



                            On The Go    Infinity    Consolidation
                           Healthcare  Technologies    Adjustment        Final
                              Inc.         Inc.         Dr       Cr    Balance
                           ----------------------------------------------------
ASSETS
  Current
     Cash                  $1,584,914  $   95,198                   $1,680,112
     Receivables              851,821   2,684,996                    3,536,817
     Prepaid expenses
       and deposits            60,802      20,569                       81,371
     Taxes receivable               -      26,752                       26,752
     Due from Vital Products
       Inc.                   105,581           -                      105,581
     Inventory                 33,030     474,995                      508,025
                           ----------------------                   -----------
                            2,636,148   3,302,510                    5,938,658

  Property and equipment      337,708     121,926                      459,634

  Other assets
     Investment in Vital
       Products Inc.          245,902                                  245,902
     Intangibles            1,206,427            1,975,870  819,672  2,362,625
                           ----------------------                   -----------

                           $4,426,185  $3,424,436                   $9,006,819
                           ======================                   ===========

LIABILITIES
  Current
     Payables and accruals $4,228,199  $2,799,428                   $7,027,627
     Bank loans                     -      45,902                       45,902
     Due to shareholder             -      73,360                       73,360
     Note payable                   -           -           409,836    409,836
                           ----------------------                   -----------
                            4,228,199   2,918,690                    7,556,725

Advances from related parties      -       62,170                       62,170
                           ----------------------                   -----------
                            4,228,199   2,980,860                    7,618,895
                           ----------------------                   -----------
SHAREHOLDERS' EQUITY
  DEFICIENCY
Share capital                  11,556          82       82      135     11,691
Additional paid in capital  4,167,705           -         1,349,865  5,517,570
Retained earnings(deficit) (3,981,275)    443,494  603,556          (4,141,337)
                           ----------------------                   -----------
                              197,986     443,576                    1,387,924
                           ----------------------                   -----------
                           $4,426,185  $3,424,436                   $9,006,819
                           ======================                   ===========

                                                                            F21

ON THE GO HEALTHCARE, INC.
Unaudited Pro Forma Consolidation of On The Go Healthcare, Inc.
and Infinity Technologies Inc.
Statement of Loss
For The Year Ended July 31, 2005
(United States Dollars)


                            On The Go    Infinity    Consolidation
                           Healthcare, Technologies    Adjustment        Final
                              Inc.         Inc.         Dr       Cr    Balance

REVENUE                     $4,199,546 $19,898,297                 $24,097,843
                           -----------------------                 -----------
EXPENSES
  Cost of sales              3,811,395  16,884,062                  20,695,457
  General and administrative   412,667   3,098,697                   3,511,364
  Amortization                       -      60,466                      60,466
  Income tax provision
    (recovery)                       -     (26,110)                    (26,110)
                           -----------------------                 -----------
                             4,224,062  20,017,115                  24,241,177
                           -----------------------                 -----------
NET LOSS FOR THE YEAR         ($24,516)  ($118,818)                  ($143,334)
                           =======================                 ===========


                                                                            F22

ON THE GO HEALTHCARE, INC.
Notes to the Unaudited Pro Forma Consolidated Financial Statements For Business Acquisition Report
For The Securities and Exchange Commission
As At July 31, 2005
(United States Dollars)


1.      BASIS OF PRESENTATION

        The accompanying unaudited pro forma consolidated balance sheet as at July 31, 2005 and the unaudited pro forma statement of loss of On The Go Healthcare, Inc. for the year ended July 31, 2005 have been prepared to give effect to the purchase of Infinity Technologies Inc. as at August 1, 2004. In the opinion of On The Go Healthcare, Inc.'s management, the unaudited pro forma consolidated balance sheet and unaudited pro forma statement of loss include all adjustments necessary for the fair presentation of the transaction in accordance with the requirements of the Securities Exchange Commission.

        The On The Go Healthcare Inc. financial statements do not include the childcare division which was discontinued and sold during the year.

        The unaudited pro forma consolidated financial statements are prepared for illustrative purposes only and may not be indicative of the financial position or operating results that would have occurred if the acquisition had been completed on August 1, 2004.

        Furthermore, the reported unaudited pro forma consolidated statement of loss is not necessarily indicative of the operating results that may be obtained by On The Go Healthcare, Inc.


2.      PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

          a) On The Go Healthcare, Inc. does not include the childcare division which was discontinued and sold during the year.

          b) The financial statements of On The Go Healthcare, Inc. and Infinity Technologies Inc. have been converted to United States dollars at a foreign exchange rate of .8196 United States dollars to Canadian dollars.

          c) The following table summarizes the fair value of the assets acquired and liabilities assumed of Infinity Technologies Inc.

                Current assets                  $ 3,523,694
                Property and equipment              125,511
                                                -----------
                Total assets acquired             3,649,205
                Less:  Liabilities assumed        3,045,649
                                                -----------
                Net assets acquired             $   603,556
                                                ===========

                                                                            F23

ON THE GO HEALTHCARE, INC.
Notes to the Unaudited Pro Forma Consolidated Financial Statements For Business Acquisition Report
For The Securities and Exchange Commission
As At July 31, 2005
(United States Dollars)


2.      PRO FORMA ADJUSTMENTS AND ASSUMPTIONS (continued)

          d) The aggregate purchase price is $2,579,508 (Cdn$3,120,000) compensated by issuing 1,350,000 common shares (restricted) valued at $1 per share amounting to $1,350,000, $409,836 (Cdn$500,000)
             promissory note commencing January 15, 2006 and $819,672 (Cdn$1,000,000) paid on closing.

          e) The value of the intangibles was determined to be the difference between the purchase price of $2,579,508 for the net assets less the allocated values of the items noted above.

          f) The consolidated adjustment is as follows:

                                                         Dr              Cr

                Deficit                         $   603,556
                Intangibles                       1,975,870
                Share capital                            82
                Share capital                                   $       135
                Additional paid in capital                        1,349,865
                Note payable                                        409,836
                Intangibles                                         819,672

                                                                           F24

To the Shareholders of
On The Go Healthcare, Inc.

We have read the accompanying unaudited pro forma consolidated balance sheet of On The Go Healthcare, Inc. as at July 31, 2005 and the unaudited pro forma consolidated statement of loss for the year ended July 31, 2005, and have performed the following procedures.

1. Compared the figures in the columns captioned "On The Go Healthcare, Inc." to the internal unaudited financial statements of On The Go Healthcare, Inc. as at July 31, 2005 and found them to be in agreement.

2. Compared the figures in the columns captioned "Infinity Technologies Inc." to the internal unaudited financial statements of On The Go Healthcare, Inc. as at July 31, 2005 and found them to be in agreement.

3. Made enquiries of certain officials of On The Go Healthcare, Inc. who have responsibility for financial and account matters about:

      a) The basis for determination of the pro forma adjustments; and

      b) Whether the unaudited pro forma consolidated financial statements comply as to form in all material respects with the requirements of the Securities Exchange Commission.

      The officials:

      a) Described to us the basis for determination of the pro forma adjustments; and

      b) Stated that the unaudited pro forma consolidated financial statements comply as to form in all material respects with the requirements of the Securities Exchange Commission.

4. Recalculated the application of the pro forma adjustments to the aggregate of the amounts in the columns captioned "On The Go Healthcare, Inc." and "Infinity Technologies Inc." as at July 31, 2005 and for the year then ended and found the amounts in the column captioned "Final Balance" to be arithmetically correct.

    A pro forma financial statement is based on management's assumptions and adjustments, which are inherently subjective. The foregoing procedures are substantially less than either an audit or review, the objective of which is the expression of assurance with respect to management's assumptions, the pro forma adjustments and the application of the adjustments to the historical financial information. Accordingly, we express no such assurance. The foregoing procedures would not necessarily reveal matters of significance to the unaudited pro forma consolidated financial statements, and we therefore, make no representations about the sufficiency of the procedures for the purposes of a reader of such statements.


/s/ Danziger & Hochman
----------------------
Danziger & Hochman
Chartered Accountants
September 28, 2005
Toronto, Ontario
                                                                            F25